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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]


Filed by a Party other than the Registrant [X]


Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, For Use
                                               of the Commission Only
                                               (as permitted by Rule
                                               14a-6(e)(2))
[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to
    ss. 240.14a-11(c) or ss. 240.14a-12


                          FOOTHILL INDEPENDENT BANCORP

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                (Name of Registrant as Specified in its Charter)


                        BASSWOOD FINANCIAL PARTNERS, L.P.
                            BASSWOOD PARTNERS, L.L.C.
                       BASSWOOD CAPITAL MANAGEMENT, L.L.C.

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                  (Name of Person(s) Filing Proxy Statement if
                           Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:




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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                                       -2-


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                           BASSWOOD PARTNERS, L.L.C. &

                               MATTHEW LINDENBAUM

                              ARE HOSTING A MEETING

                     AND EXTEND A CORDIAL INVITATION TO ALL

                    FOOTHILL INDEPENDENT BANCORP SHAREHOLDERS

                      YOU'VE ALREADY HEARD FROM MANAGEMENT,

                      NOW COME HEAR OUR SIDE OF THE STORY!

             IF YOU ARE CONCERNED ABOUT THE VALUE OF YOUR INVESTMENT

                   THIS IS ONE MEETING YOU DON'T WANT TO MISS!



                            SHERATON SUITES FAIRPLEX

                              TUESDAY, MAY 18, 1999

                                     6:45 PM

                             601 W. MCKINLEY AVENUE

                                 POMONA CA 91768



A written proxy statement and form of proxy were first mailed to shareholders of Foothill Independent Bancorp ("Foothill") on May 10, 1999. The "participants" in this solicitation of proxies are: Mr. Matthew Lindenbaum, Mr. Bennett Lindenbaum, Basswood Financial Partners, L.P., Basswood Partners, L.L.C.,
 Basswood Capital Management L.L.C., Whitewood Financial Partners, L.P., Jet 1, L.P., and Basswood International Fund, Inc., which collectively beneficially own
                    553,421 (9.36%) of Foothill common stock.